October 27, 2011 Quarterly update FY 2011 fourth quarter Exhibit 99.2

Agenda
Introduction
Glen Ponczak, Vice President, Global Investor Relations
Overview
Steve Roell, Chairman and Chief Executive Officer
Business results and financial review
Bruce McDonald, Executive Vice President and Chief Financial Officer
Q&A
FORWARD-LOOKING STATEMENT
Johnson Controls, Inc. has made forward-looking statements in this document pertaining to its financial results for fiscal 2012 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements, other than statements of historical fact, are statements that are, or could be, deemed "forward-looking" statements and include terms such as "outlook," "expectations," "estimates" or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, energy and commodity prices, the strength of the U.S. or other economies, currency exchange rates, cancellation of or changes to commercial contracts, changes in the levels or timing of investments in commercial buildings as well as other factors discussed in Item 1A of Part I of the Company's most recent Form 10-k filing (filed November 23, 2010) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

Record FY 2011 results despite a mixed
macro environment
- (+) Benefitted from global automotive recovery
- (-) Weak Building Efficiency markets
- (-) Negative impact of Japan earthquake /
tsunami
Outperformed our underlying markets
Increased clarity of AGM growth opportunity
Record level of investments to support growth
2011 full year results
Record sales and earnings
– $1.4 billion in acquisitions
– $1.3 billion in capital expenditures
– FY 2011:  Double-digit top and bottom line
improvements, market share gains in all three
businesses

2011 full year results
Record sales and earnings
Sales: $40.8 billion
vs. $34.3 billion in 2010 (+19%)
Segment income*: $2.4 billion
vs. $1.9 billion in 2010
Net income*: $1.7 billion
vs. $1.4 billion in 2010
EPS*: $2.40 per diluted share
vs. $1.99 in 2010 (+21%)

*Excluding non-recurring items

Entering 2012
Good momentum
Benefits of strategic M&A and capital growth
investments
Strong backlogs
– $2.3 billion in newly booked business leading to
Automotive backlog of $4.2 billion (2012 – 14)
– Building Efficiency up 8% at end of 2011
Geographic and capacity expansions
in emerging markets
Underlying strength of battery aftermarket
Operational / quality improvements
Johnson Controls 5

2011 fourth quarter
Record sales and earnings
Sales: $10.8 billion
vs. $9.0 billion in 2010 (+19%)
Segment income*: $725 million
vs. $586 million in Q4 2010
Net income*: $514 million
vs. $409 million in Q4 2010
EPS*: $0.75 per diluted share
vs. $0.60 in Q4 2010 (+25%)

*Excluding non-recurring items in 2011 and 2010 quarters
Q4 results are consistent with the
October 12, 2011 earnings pre-announcement

2011 fourth quarter
Automotive Experience
2011 2010
Net sales $5.1B $4.1B 24%
Europe up 45%
– Up 26%, excluding acquisitions
North America up 7%
Asia up 15%; strength in Korea; Japan slightly lower
China sales (mostly non-consolidated): up 20% to $1.1 billion
Segment income* $234M $129M 81%
Higher volume
Europe: $79 million turnaround vs. Q4 2010
– Margin of 2.9% vs. loss in prior year
– “Containment costs” trending lower
Higher JV profitability in Asia

2012-2014: $4.2B backlog
2012 $1.0 billion
2013 $1.5 billion
2014 $1.7 billion
71% consolidated; 29%
non-consolidated
53% Europe, 34% Asia,
13% North America
*Excluding non-recurring items
Fiscal Q4 production
North America up 6%
Europe up 5%
China up 8%

2011 fourth quarter
Building Efficiency
2011 2010
Net sales $4.1B $3.6B 14%
Higher revenues in all segments
– Global Workplace Solutions up 24%
– North America up 7%
– Asia up 17%
– Middle East up 51%
– Europe up 9%
Segment income* $278M $275M 1%
Double digit increases in Asia
(up
27%),
North America
systems
(up
13%),
Middle East
(“Other” segment, up 34%)
Lower segment income
– North America Services: Solutions contract reserves,
acquisition-related costs, investments in infrastructure
– Global Workplace Solutions: costs associated with new
contracts
NOTE:  9.3% segment income margin excluding GWS

Commercial backlog
and orders
(at September 30, 2011)
Record $5.1B, up 8%
Backlog up in all
geographic markets,
strongest in Asia
Orders level with 2010
– Asia up 18%
– Europe up 10%
– N. America flat
Timing of energy
solutions orders
– Middle East down
*Excluding restructuring and non-recurring items
Global chiller
shipments up 19%

2011 fourth quarter
Power Solutions
2011 2010
Net sales $1.6B $1.3B 19%
Sales up 12%, excluding lead
Aftermarket unit volume up 4%
OE unit volume up 2%
Benefitting from favorable product mix
Segment income* $213M $182M 17%
Improving product mix
Increased vertical integration
Production interruption in China

*Excluding non-recurring items
Q4 average lead prices
2011: $2,558 / ton - up 26%
2010: $2,030 / ton

Fourth quarter 2011
Financial highlights

(in millions)
2011*
(excluding items)
2010*
(excluding items)
%
change
2011
(reported)
2010
(reported)
Sales $10,788 $9,040 19% $10,788 $9,040
Gross profit
% of sales
1,732
16.1%
1,502
16.6%
15% 1,732
16.1%
1,491
16.5%
SG&A expenses 1,085 975 11% 1,128 985
Equity income 78 59 32% 115 98
Segment income $725 $586 24% $719 $604
6.7% 6.5% 6.7% 6.7%
FX – Euro to U.S. dollar average exchange rate at $1.41 in Q4 2011 vs. $1.29 in 2010
Sales – Excluding FX, sales up 15%
Gross profit – Higher volumes offset by product mix
SG&A – Investments in innovation and growth opportunities; 70 bps improvement vs. prior year as a percentage of sales
* 2011 excludes net one-time income on joint ventures of $37 million and restructuring charges of $43 million;  2010 excludes an one-time gain on a Korean JV acquisition of $37 million and an impairment charge of $19 million in
Automotive Experience.

Fourth quarter 2011
Financial highlights
Income tax provision – Underlying 2011 tax rate of 19% vs. 18% in 2010
Non-controlling interests – Improved profitability in consolidated Automotive JVs

(in millions, except earnings per share)
2011*
(excluding
items)
2010*
(excluding
items)
2011
(reported)
2010
(reported)
Segment income $725 $586 $719 $604
Financing charges - net 50 53 50 53
Income before taxes 675 533 669 551
Income tax provision 126 96 96 74
Net income 549 437 573 477
Income attributable to non-controlling interests 35 28 35 28
Net income attributable to JCI $514 $409 $538 $449
Diluted earnings per share $0.75 $0.60 $0.78 $0.66
* 2011 excludes net one-time income on joint ventures of $37 million, restructuring charges of $43 million and non-
recurring tax benefits of $30 million.  2010 excludes an one-time gain on a Korean JV acquisition of $37 million, an impairment charge of $19 million in Automotive Experience and non-recurring tax benefits of $22 million.

2011 fourth quarter
Balance sheet

Cash provided by operations of $587 million
Discretionary pension and post-retirement
funding
–
Approximately $175 million in Q4 ($440m in FY11)
Improved Q4 working capital performance
– Adjusted for discretionary pension / retirement
funding, source of $45 million versus a use of
$200 million in Q4 2010
Increased capital spending to $425 million,
$174 million higher than Q4 2010
Strong balance sheet
Net debt / total capitalization:
31% at year-end

2012 outlook

Forecast: Fiscal year 2012
Revenues: $44.2 billion, up 8%
EPS: $2.85 - $3.00, up 19 – 25%
Q1 2012
$0.60 - $0.62 / share
9 - 13% improvement Y-O-Y
Near-term outlook
No change to the
October 12, 2011 guidance
Automotive volumes remain stable
Operational and quality improvements
Integration of acquisitions
Execution of backlogs
China battery production interruptions